PPP Loan	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
PPP Loan	PPP Loan
In April 2020, the Company executed a promissory note (the “PPP Note”) evidencing an unsecured loan in the amount of $0.9 million under the Paycheck Protection Program (the “PPP Loan”). The Paycheck Protection Program (or “PPP”) was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (“SBA”). The Loan has been made through First Republic Bank (the “Lender”).
The PPP Loan had a two-year term and bore interest at a rate of 1.00% per annum, accruing upon funding. Unless the PPP Loan is forgiven, the Company was required to make monthly payments of principal and interest to the Lender. The Company did not intend to seek forgiveness of the PPP loan.
The PPP Note contained customary events of default relating to, among other things, payment defaults, providing materially false and misleading representations to the SBA or Lender, or breaching the terms of the PPP Loan documents. The occurrence of an event of default may result in the immediate repayment of all amounts outstanding, collection of all amounts owing from the Company, or filing suit and obtaining judgment.
Under the terms of the CARES Act, PPP Loan recipients can apply for and be granted forgiveness for all or a portion of the loan granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities.
The PPP Loan was paid in full during the year ended December 31, 2021.